As filed with the Securities and Exchange Commission on January 29, 2010
Securities Act Registration No. 333-111750
Investment Company Act Registration No. 811-3264

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐
PRE-EFFECTIVE AMENDMENT NO. ☐
POST-EFFECTIVE AMENDMENT NO. 43☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940 ☐
Amendment No. 44☒
(Check appropriate box or boxes)

DRYDEN GOVERNMENT SECURITIES TRUST
(Exact name of registrant as specified in charter)

GATEWAY CENTER THREE
NEWARK, NEW JERSEY 07102-4077
(Address of Principal Executive Offices) (Zip Code)

(973) 367-7521
Registrant’s Telephone Number, including Area Code

Deborah A, Docs
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☒  immediately upon filing pursuant to paragraph (b)
☐ on (----) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (----) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (----) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

January 29, 2010

PROSPECTUS

Dryden Government Securities Trust

Money Market Series

FUND TYPE

Money Market

OBJECTIVE

High current income, preservation of capital and maintenance of liquidity.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Ticker Symbols
Purchase A: PBGXX	Exchange A: DGTXX
Class Z: PGZXX

Table of Contents

3	SUMMARY SECTION
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
3	INVESTMENTS, RISKS AND PERFORMANCE
7	MANAGEMENT OF THE FUND
8	BUYING AND SELLING FUND SHARES
8	TAX INFORMATION
8	FINANCIAL INTERMEDIARY COMPENSATION

9	HOW THE FUND INVESTS
9	INVESTMENT OBJECTIVES AND POLICIES
11	OTHER INVESTMENTS AND STRATEGIES
13	INVESTMENT RISKS

15	HOW THE FUND IS MANAGED
15	BOARD OF DIRECTORS
15	MANAGER
15	INVESTMENT SUBADVISER
16	DISTRIBUTOR
16	DISCLOSURE OF PORTFOLIO HOLDINGS

17	FUND DISTRIBUTIONS AND TAX ISSUES
17	DISTRIBUTIONS
18	TAX ISSUES
18	IF YOU SELL OR EXCHANGE YOUR SHARES

20	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
20	HOW TO BUY SHARES
28	HOW TO SELL YOUR SHARES
30	HOW TO EXCHANGE YOUR SHARES

32	FINANCIAL HIGHLIGHTS

36	GLOSSARY
SUMMARY SECTION

INVESTMENT OBJECTIVE

The investment objectives of the Fund are high current income, preservation of capital and maintenance of liquidity.

FUND FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)
	Class A	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	N/A	N/A
Maximum sales charge (load) imposed on reinvested dividends and other distributions	N/A	N/A
Redemption fees	N/A	N/A
Exchange fee	N/A	N/A

Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Z
Management fees	0.40%	0.40%
+ Distribution and service (12b-1) fees	0.13%	None
+ Other expenses	0.16%	0.16%
= Total annual Fund operating expenses	0.69%	0.56%

Examples. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$70	$221	$384	$859	$70	$221	$384	$859
Class Z	$57	$179	$313	$701	$57	$179	$313	$701
INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies . The Fund invests primarily in a diversified portfolio of short-term money market instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund will invest, under normal circumstances, at least 80% of its investable assets in U.S. Government securities, including repurchase agreements with respect to such securities. Some (but not all) of the U.S. Government securities in which the Fund will invest are backed by the full faith and credit of the U.S. Government, which means that payment of principal and interest is guaranteed, but yield and market value are not. These securities include, but are not limited to, direct obligations issued by the U.S. Treasury and obligations of certain entities that may be chartered or sponsored by acts of Congress, such as the Government National Mortgage Association (GNMA), the Farmers Home Administration, the Export-Import Bank, the Small Business Administration and senior unsecured debt guaranteed under the Federal Deposit Insurance Corporation's Temporary Liquidity Guarantee Program (which consists of qualifying debt of eligible institutions, including, among others, U.S. bank holding companies and insured depository institutions).

The Fund may also invest in obligations issued by other U.S. Government entities that may be chartered or sponsored by Acts of Congress, but which are not backed by the full faith and credit of the United States and must rely on their own resources to repay the debt. These U.S. Government securities include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA or "Fannie Mae"), the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"), the United States Postal Service, and the Federal Home Loan Banks, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Farm Credit System whose obligations may only be satisfied by the members of the Farm Credit System. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will always do so.

The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund will provide 60 days' prior written notice to shareholders of a change in the 80% policy stated above. While we make every effort to achieve our investment objectives and maintain a net asset value of $1 per share, we can't guarantee success.

Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Recent Market Events. Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of their issuers remain sound. These market conditions add significantly to the risk of short-term volatility of the Fund. Debt markets are also experiencing a period of high volatility which has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage-backed securities, have since expanded to include derivatives, securitized assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may adversely affect the Fund's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Risk of Increase in Expenses . Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if a voluntary fee waiver is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Debt Obligations . Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements.

Developments over the last few years relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments have also had a negative effect on the broader economy. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests and to find and purchase suitable debt instruments.

Interest Rate Risk . This is the risk that the securities in which the Fund invests could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities generally are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument's reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. Certain types of debt obligations are also subject to prepayment and extension risk. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk."

Credit Risk . This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.

Market Risk . Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual company performs, if financial markets go down, you could lose money.

U.S. Government and Agency Securities Risk . In addition to market risk, interest rate risk and credit risk, such securities may limit potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration ("FHFA"), a new independent regulatory agency, announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under the FHFA. The effect that this conservatorship will have on the entities' debt and equities and on securities guaranteed by the entities is unclear.

Management Risk. Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets in general, the Fund's benchmark and other mutual funds with similar investment objectives.

Amortized Cost Method . There is also a risk that the market price for a security could be lower than the value attributed to the security through the amortized cost valuation procedures we follow. Such an event could affect our ability to maintain a net asset value of $1 per share.

For more information on the risks of investing in this Fund, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Fund's Past Performance. A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.

Past performance does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.jennisondryden.com.

Annual Total Returns (Class A Shares)
Best Quarter: 4th Quarter 2000 1.44% Worst Quarter: 4th Quarter 2009 0.01%

Average Annual Total Returns % (as of 12-31-09)	One Year	Five Years	Ten Years
Class A shares	0.13	2.74	2.49
Class Z shares	0.14	2.84	2.61
Lipper Average	0.09	2.57	2.43

7 Day Yield % (as of 12-31-09)
Class A shares	0.03
Class Z shares	0.03
iMoneyNet, Inc. Government & Agency Retail Average	0.01
MANAGEMENT OF THE FUND

Investment Manager	Subadviser
Prudential Investments LLC	Prudential Investment Management, Inc.
BUYING AND SELLING FUND SHARES

	Minimum Initial Investment	Subsequent Investments
Fund shares (most cases)	$2,500	$100
Automatic Investment Plan (AIP), retirement accounts and custodial accounts for minors	$1,000	$1,200 annually (AIP accounts)

You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852. Redemption proceeds may be sent by mail, by Federal funds wire or deposited directly into your bank account if you have established the link.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your firm's website.

HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives are high current income, preservation of capital and maintenance of liquidity. While we make every effort to achieve our objectives, we can't guarantee success.

The Fund invests in short-term money market instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. All securities that we purchase will be denominated in U.S. dollars. The Fund will invest, under normal circumstances, at least 80% of its investable assets in U.S. Government securities, including repurchase agreements with respect to such securities.

The Fund invests in high-quality money market obligations to try to provide investors with high current income while maintaining a stable net asset value of $1 per share. A money market obligation is an obligation that matures in 13 months or less in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the 1940 Act). We manage the Fund to comply with specific rules designed for money market mutual funds. This means that we manage the Fund's portfolio to comply with the requirements under Rule 2a-7 of the1940 Act. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments we purchase present "minimal credit risk" and are of "eligible quality. "Eligible quality" for this purpose means a security: (1) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated the security, so rated by that NRSRO; (2) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (3) if unrated, of comparable quality as determined by the Fund's investment subadviser. All securities that we purchase will be denominated in U.S. dollars but may be issued by a foreign issuer. We may choose to invest in certain government supported asset-backed notes in reliance on no-action relief issued by the Commission that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7.

The Fund may also invest in other debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some (but not all) of these debt securities are backed by the full faith and credit of the U.S. Government. These include obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"), the Farmers Home Administration and the Export-Import Bank. Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae"), the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations. On September 7, 2008, the FHFA placed Fannie Mae and Freddie Mac into conservatorship. At that time, the U.S. Department of Treasury also entered into a Preferred Stock Purchase Agreement with each of those companies. Under those agreements, the Treasury will ensure that each company maintains a positive net worth. The Fund also may purchase debt obligations backed by the FDIC's Temporary Liquidity Guarantee Program ("TLGP"). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012 (or December 31, 2012, depending on when the debt was originally issued). This guarantee does not extend to shares of the Fund itself.

Treasury debt obligations are sometimes "stripped" into their component parts - the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are typically sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt securities. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

The Fund may also invest in certificates of deposit, which are obligations issued by or through a bank. These instruments depend upon the ability of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when due. Some certificates of deposit may be insured, such as certificates of deposit insured by the Federal Deposit Insurance Corporation.

The Fund may also use repurchase agreements with respect to U.S. Government securities, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated future date. This creates a fixed return for the Fund and is, in effect, a loan by the Fund.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market mutual funds.

Any of the money market instruments that the Fund may purchase may be accompanied with the right to resell the instrument prior to the instrument's maturity. These rights are referred to as "puts" and are acquired by the Fund to protect against a possible decline in the market value of the securities to which the puts relate in the event of interest rate fluctuations, to shorten the effective maturity of the security and to provide the Fund with liquidity to meet shareholder redemption requests.

For more information, see "Investment Risks" below and the SAI. The SAI contains additional information about the Fund. To obtain a copy, see the back cover of this prospectus.

The Fund's investment objectives are fundamental policies that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Fund that are not fundamental without shareholder approval.

Voluntary Yield Support. The Fund's Manager (Prudential Investments LLC) and/or Distributor (Prudential Investment Management Services LLC) have or may voluntarily undertake to reimburse expenses and/or waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. Any such undertaking may be amended or withdrawn at any time without notice.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal investment strategies, the Fund also may use the following non-principal investment strategies to try to increase its returns or protect its assets if market conditions warrant.

Asset-Backed Securities. The Fund may invest in asset-backed securities. An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as mortgages, automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other corporate and municipal securities.

Floating Rate Debt Securities and Variable Rate Debt Securities. The Fund may invest in floating rate debt securities and variable rate debt securities with respect to money-market obligations. Floating rate debt securities are debt securities that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on U.S. Treasury debt obligations. Variable rate debt securities are debt securities that have an interest rate that is adjusted periodically based on the market rate at a specified time. The interest rate on floating rate debt securities changes when there is a change in the designated rate. They sometimes allow the Fund to demand full payment of the debt securities on short notice. At times, the Fund may receive an amount that may be more or less than the amount paid for the debt securities.

When-Issued and Delayed-Delivery Securities. The Fund may purchase securities, including money market obligations, municipal bonds or other obligations on a when-issued or delayed-delivery basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.

Municipal Bonds and Notes . Municipal bonds and notes are issued by state and local governments and their agencies, authorities and other instrumentalities. Municipal bonds and notes may be general obligation or revenue bonds. General obligation bonds or notes are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. Municipal notes also include tax-exempt or municipal commercial paper, which is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases, municipal commercial paper may be backed by letters of credit, lines of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Additional Strategies. The Fund follows certain policies when it borrows money (the Fund can borrow up to 20% of the value of its total assets); lends its securities to others (the Fund can lend up to 30% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

Principal Investment Strategies

High-Quality Money Market Obligations of All Types Issued or Guaranteed by the U.S. Government or its Agencies or Instrumentalities
Risks	Potential Rewards
  Credit risk - the risk that the borrower cannot pay back the money borrowed or make interest payments (relatively low for U.S. Government securities).
  Market risk - the risk that the obligations will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower, or there is a lack of confidence in an industry.
  Not all U.S. Government Agency securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency which must rely only on its own resources to repay the debt.
A source of regular interest income. Generally more secure than lower-quality debt securities. The U.S. Government guarantees interest and principal payments on certain U.S. Government securities.
Non-Principal Investment Strategies

When Issued and Delayed Delivery Securities
Risks	Potential Rewards
  The value of securities may decrease before delivery occurs.
  The broker/dealer may become insolvent prior to delivery.
  If the security is not issued, or the counter-party fails to meet its obligation, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.
May enhance investment gains.

Illiquid Securities
Risks	Potential Rewards
May be difficult to value precisely. May be difficult to sell at the time or price desired.	May offer a more attractive yield or potential for growth than liquid securities.

Variable-Floating Rate Bonds
Risks	Potential Rewards
Value lags value of fixed-rate securities when interest rates decrease.	May offer protection against interest rate increases.

Principal & Non-Principal Strategies
  High-quality money market obligations issued or guaranteed by the U.S. Government or its agencies: Up to 100%
  When-issued and delayed delivery securities: Up to 15%
  Illiquid securities: Up to 10% of net assets
  Variable-floating rate bonds: Percentage varies

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund is overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. For the fiscal year ended November 30, 2009, the Fund paid PI management fees of .24% of the Fund's average daily net assets for all share classes.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of November 30, 2009, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with agggregate assets under management of approximately $110 billion

A discussion of the basis for the Board's approvals of the Fund's management and subadvisory agreements is available in the Fund's annual report to shareholders, which is available at the end of January each year.

INVESTMENT SUBADVISER

Prudential Investment Management, Inc. (PIM) has served as an investment adviser to Prudential Financial, Inc. (Prudential Financial) since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

Prudential Fixed Income Management (PFIM) is the principal public fixed income asset management unit of PIM and is the unit of PIM that provides investment advisory services to the Fund.

PFIM is organized into groups specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act, as amended (1940 Act), with respect to Class A and Class Z shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for Class A shares but not for Class Z shares. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables.

Because the fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website.

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of a Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders—typically every month. For example, if the Fund owns an ACME Corp. bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any net realized capital gains to shareholders—typically every month. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 ACME Corp. bonds for a total of $1,000 and more than one year later sold the bonds for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in taxable years beginning before January 1, 2011, is generally taxed at rates of up to 15%, and 20% thereafter, provided that the Fund distributes the net capital gain to non-corporate U.S. shareholders. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends paid by a Fund will not qualify as "qualified dividend income" (taxable to non-corporate shareholders at capital gain rates), nor will they qualify as exempt-interest dividends or for the dividends received deduction for corporate shareholders.

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of taxable dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if recognized in a taxable year beginning before January 1, 2011, and 20% thereafter, for shares held for more than 1 year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell — or exchange — Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class Z
Minimum purchase amount	$2,500	None
Minimum amount for subsequent purchases	$100	None
Maximum initial sales charge	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.125 of 1%	None
Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts. The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000 and subsequent investments through newly-established Automatic Investment Plan ("AIP") accounts must be at least $1,200 annually.
° If the value of your Class A or Class Z account with PMFS is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts or accounts for which the dealer is responsible for recordkeeping, (iii) institutional accounts, (iv) group retirement plans, (v) AIP accounts or employee savings plan accounts, (vi) accounts with the same registration associated with multiple share classes within the Fund, or (vii) clients with assets of more then $50,000 across the JennisonDryden families of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Small Account Maintenance Fee" in the SAI.
° Distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares may pay a service fee of up to .125 of 1%. The distribution fee for Class A shares is limited to .125 of 1% (including up to a .125 of 1% service fee).

Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, and IRS section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.

Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

The JennisonDryden mutual funds and Prudential Trust Company, the custodian for the 403(b) participant custodial accounts, have collectively decided to discontinue offering participant-directed 403(b) custodial accounts. The Fund no longer accepts contributions for investment into participant-directed 403(b) custodial accounts for which Prudential Trust Company serves as the custodian under the employer's written plan. Contributions received on your behalf from your employer will be returned to your employer. This change does not affect any investments you may have under a 403(b) annuity contract with Prudential Retirement. Future investment in the Fund through a 403(b) plan may be available through a custodial account held with your employer's third party administrator. You should check with your employer to determine if this is an option.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;
  Current and former Directors/Trustees of mutual funds managed by PI or any other affiliate of Prudential;
  Prudential, with an investment of $10 million or more; and
  Qualified state tuition programs (529 plans).

How Financial Services Firms are Compensated for Selling JennisonDryden Mutual Funds

JennisonDryden Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells JennisonDryden Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each JennisonDryden Mutual Fund is managed by the Manager.

Only persons licensed with the Financial Industry Regulatory Authority, Inc. (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a JennisonDryden mutual fund to you, or to a retirement plan in which you participate.

Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular JennisonDryden mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the JennisonDryden Mutual Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the JennisonDryden mutual fund.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager and/or certain of its affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation.

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Understanding the Price You'll Pay

When you invest in a mutual fund, you buy shares of the mutual fund. Shares of a money market mutual fund, like the Fund, are priced differently than shares of common stock and other securities.

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund - known as the net asset value or NAV - is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Fund values its securities using the amortized cost method. The Fund seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.

We determine the NAV of our shares once each business day at the close of regular trading on the New York Stock Exchange (NYSE) usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of most mutual funds, which allows investors to check the prices of mutual funds daily.

What Price Will You Pay for Shares of the Fund?

For all shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase. Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m., New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m., New York time, in order to receive the NAV for that day. In the event that regular trading on the NYSE closes before 4:00 p.m., New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. Distributions of $10.00 or less may not be paid out in cash, but may be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan. You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Multiple Accounts. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the following:

Prudential Mutual Fund Services LLC
P.O. Box 9655
Providence, RI 02940

The application form must be signed by persons authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Sub-accounts may be identified by name and number within the master account name. The investment minimums set forth above apply to the aggregate amounts invested by a group and not the amount credited to each sub-account.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell no later than the time regular trading on the NYSE closes - which is usually 4:00 p.m. New York time - to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order medallion signature guaranteed if:

  You are selling more than $100,000 of shares;
  You want the redemption proceeds made payable to someone that is not in our records;
  You want the redemption proceeds sent to some place that is not in our records;
  You are a business or a trust; or
  You are redeeming due to the death of the shareholder or on behalf of the shareholder.

The medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized medallion guarantee programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. For more information, see the SAI.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell the rest of your shares and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to AIP accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the SAI. If the value of your account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Balance Account Fee" in the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds — including certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden mutual fund or Class A shares of certain of the Strategic Partners mutual funds, but you can't exchange Class A shares for Class B, Class C, Class Z or Class R shares. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

When you exchange Class A shares of the Fund for Class A shares of any other JennisonDryden or Strategic Partners mutual fund, you will be subject to any sales charge that may be imposed by such other JennisonDryden or Strategic Partners mutual fund. The sales charge is imposed at the time of your exchange.

If you qualify to purchase Class Z shares, any Class A shares that you own will be automatically exchanged for Class Z shares on a quarterly basis. Eligibility for this special exchange privilege is determined on the business day prior to the date of the exchange.

If you participate in any fee-based program where the Fund is an available investment option, your Class A shares, if any, will be automatically exchanged for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, all of your Class Z shares, including shares purchased while you were in the program, will be automatically exchanged for Class A shares. Likewise, if you are entitled to purchase Class Z shares as a participant in Wachovia Securities 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after your voluntary or involuntary termination of employment or retirement, your Class Z shares held in the 401(k) Plan will be automatically exchanged for Class A shares.

Frequent Purchases and Redemptions of Fund Shares
Since the Fund is a money market fund that is generally not designed for long-term investing, and frequent purchases and redemptions of the Fund's shares generally do not present risks to other shareholders of the Fund, the Board has determined that, at the present time, the Fund need not adopt policies and procedures to prevent against frequent purchases and redemptions.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares — Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV, and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights table is intended to help you evaluate the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single fund share. The total return in each chart represents the rate that a shareholder would have earned on an investment in the Fund at the start of the period and reinvestment of all dividends and other distributions.

The financial highlights were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose reports on those financial statements were unqualified.

CLASS A SHARES

Class A Shares (fiscal years ended 11-30)

Per Share Operating Performance:	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income and net realized gain on investment transactions	.002	.025	.045	.041	.023
Dividends and distributions	(.002)	(.025)	(.045)	(.041)	(.023)
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return(a):	.20%	2.46%	4.62%	4.19%	2.30%

Ratios/Supplemental Data:
Net assets, end of year (000)	$223,470	$296,840	$259,049	$239,311	$232,144
Average net assets (000)	$272,517	$273,729	$248,107	$239,613	$263,276
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.46%(b)	.63%	.74%	.80%	.80%
Expenses, excluding distribution and service (12b-1) fees	.44%(c)	.50%	.61%	.67%	.67%
Net investment income	.20%(b)	2.43%	4.54%	4.13%	2.29%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Net of management and distribution fees waiver. If the investment manager had not waived expenses, the expense ratio including distribution and service (12b-1) fees would have been .72% for the year ended November 30, 2009. The net investment loss ratio would have been (.05)% for the year ended November 30, 2009.
(c) Net of management fee waiver. If the investment manager had not waived expenses, the expense ratio excluding distribution and service (12b-1) fees would have been .59% for the year ended November 30, 2009.
(d) Includes .03% and .01% of the U.S. Treasury Money Market Fund Guarantee Program fee for the years ended November 30, 2009 and 2008, respectively.

CLASS Z SHARES

Class Z Shares (fiscal years ended 11-30)

Per Share Operating Performance:	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income and net realized gain on investment transactions	.002	.026	.047	.043	.024
Dividends and distributions	(.002)	(.026)	(.047)	(.043)	(.024)
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return(a):	.23%	2.59%	4.75%	4.32%	2.43%

Ratios/Supplemental Data:
Net assets, end of year (000)	$35,946	$24,994	$17,786	$18,116	$19,973
Average net assets (000)	$28,249	$21,970	$18,339	$18,986	$19,996
Ratios to average net assets:(c)
Expenses, including distribution and service (12b-1) fees	.44%(b)	.50%	.61%	.67%	.67%
Expenses, excluding distribution and service (12b-1) fees	.44%(b)	.50%	.61%	.67%	.67%
Net investment income	.19%(b)	2.49%	4.66%	4.23%	2.49%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Net of management fee waiver. If the investment manager had not waived management fees, the expense ratio including distribution and service (12b-1) fees would have been .59% for the year ended November 30, 2009. The expense ratio excluding distribution and service (12b-1) fees would have been .59% for the year ended November 30, 2009. The net investment income ratio would have been .01% for the year ended November 30, 2009.
(c) Includes .03% and .01% of the U.S. Treasury Money Market Fund Guarantee Program fee for the years ended November 30, 2009 and 2008, respectively.

GLOSSARY

FUND INDEXES

iMoneyNet, Inc. Government & Agency Retail Average. iMoneyNet, Inc. reports a seven-day current yield and weighted average maturity (WAM) on Tuesdays. This is the data for all mutual funds included in the iMoneyNet, Inc. Government & Agency Retail Average as of December 29, 2009.
Source: iMoneyNet, Inc.

Lipper Average. The Lipper Average is based on the average return of all mutual funds in the Lipper U.S. Government Money Market Funds category. Returns do not include the effect of any sales charges. Returns would be lower if sales charges were reflected. Source: Lipper Inc.

FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.jennisondryden.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 778-8769

  E-DELIVERY
  To receive your mutual fund documents on-line, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-1520 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR Database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Dryden Government Securities Trust - Money Market Series
	Share Class	A	Z
Purchase	NASDAQ	PBGXX	PGZXX
	CUSIP	262434301	262434400
Exchange	NASDAQ	DGTXX	---
	CUSIP	262434103	---
MF100STAT	The Fund's Investment Company Act File No. 811-03264

Dryden Government Securities Trust

Money Market Series

JANUARY 29, 2010

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) of Dryden Government Securities Trust, which is comprised of the Money Market Series (the "Fund") is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated January 29, 2010 and can be obtained, without charge, by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. This SAI has been incorporated by reference into the Fund's Prospectus.

The Fund's audited financial statements are incorporated into this SAI by reference to the Fund's 2009 Annual Report (File No. 811-03264). You may request a copy of the Annual Report at no charge by calling (800) 225-1852 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Ticker Symbols
Purchase A: PBGXX	Exchange A: DGTXX
Class Z: PGZXX
MF111B
Table of Contents

3	PART I
3	INTRODUCTION
3	FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES
3	INVESTMENT RISKS AND CONSIDERATIONS
11	INVESTMENT RESTRICTIONS
11	INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
16	MANAGEMENT & ADVISORY ARRANGEMENTS
18	OTHER SERVICE PROVIDERS
18	INFORMATION ON SALES CHARGES & DISTRIBUTION-RELATED EXPENSES
20	PORTFOLIO TRANSACTIONS & BROKERAGE
22	ADDITIONAL INFORMATION
23	PRINCIPAL SHAREHOLDERS
23	FINANCIAL STATEMENTS

24	PART II
24	PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
28	NET ASSET VALUE
29	SHAREHOLDER SERVICES
32	TAXES, DIVIDENDS AND DISTRIBUTIONS
39	DISCLOSURE OF PORTFOLIO HOLDINGS
41	PROXY VOTING
41	CODES OF ETHICS
42	APPENDIX I: DESCRIPTION OF BOND RATINGS
45	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISER
PART I

INTRODUCTION

This SAI sets forth information about the Board of Directors of Dryden Government Securities Trust (the "Trust"), the advisory services provided to and the management fees paid by the Trust's Money Market Series (the "Fund"), and information about other fees paid by and services provided to the Fund.

FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES

Dryden Government Securities Trust is a diversified, open-end management investment company. The Fund is the only series of the Trust.

The investment objectives of the Fund are to obtain high current income, preservation of capital and maintenance of liquidity. The Fund may not be successful in achieving its objectives and you could lose money. While the principal investment policies and strategies for seeking to achieve the Fund's objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. The term "investable assets" in this SAI refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. There can be no assurance that the Fund's investment objectives will be achieved.

The Fund seeks to achieve primarily in a diversified portfolio of short-term money market instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration, the Small Business Administration and senior unsecured debt guaranteed under the Federal Deposit Insurance Corporation's (the FDIC) Temporary Liquidity Guarantee Program (the TLGP) (which consists of qualifying debt of eligible institutions, including, among others, U.S. bank holding companies and insured depository institutions) are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (Freddie Mac) and the United States Postal Service and the Federal Home Loan Banks, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Farm Credit System, whose obligations may only be satisfied by the members of the Farm Credit system. Treasury securities include Treasury bills, Treasury notes and Treasury bonds, all of which are backed by the full faith and credit of the United States, as are obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. The Fund will invest, under normal circumstances, at least 80% of its investable assets in such types of government securities.

Note: The Fund may not hold more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and certain securities that are not readily marketable.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that the Fund may use and the risks and considerations associated with those investments and investment strategies. Please also see the Prospectus and the "Fund Classification, Investment Objectives & Policies" section of this SAI.

In this section the term "Manager" includes the Fund's subadviser.

ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments include collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, and market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold and, thus, are not registered under state or federal securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The Fund may choose to invest in certain government supported asset-backed notes, including but not limited to student loan short-term notes issued by Straight-A Funding LLC ("Straight-A"). Straight-A is a fully supported, multi-seller asset-backed commercial paper (e.g., ABCP) conduit, which was established to provide a source of short-term funding to originators of loans under the Federal Family Education Loan Program (FFELP), a federally guaranteed student loan program. The notes issued by Straight-A are fully supported through a liquidity facility provided by the Federal Financing Bank, a government corporation under the general supervision and direction of the Secretary of Treasury, which is conditioned on Straight-A not being in bankruptcy and staying within specified funding limits. In addition, support to Straight-A is provided by a put agreement with the U.S. Department of Education. The Fund may consider such government supported asset-backed notes, including Straight-A, to be government securities for purposes of compliance with the diversification requirements under Rule 2a-7 in reliance on no-action relief issued by the Commission to that effect.

BORROWING AND LEVERAGE. Unless noted otherwise, the Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

The Fund may borrow from time to time, at the Manager's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Manager's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.

CERTIFICATES OF DEPOSIT. The Federal Deposit Insurance Corporation and the Federal Savings and Loan Insurance Corporation, which are agencies of the United States Government, insure the deposits of insured banks and savings and loan associations, respectively, up to $250,000 per depositor. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit ("CDs") in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, such CDs must currently be limited to $250,000 per bank or savings and loan association. Interest on such CDs is not insured.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. Credit risk is reduced to the extent the Fund limits its debt investments to U.S. government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DERIVATIVES. The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives for hedging purposes. The Fund may also use derivatives to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

A discussion of the risk factors relating to derivatives is set out in the sub-section entitled "Risk Factors Involving Derivatives."

RISK FACTORS INVOLVING DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Credit Risk - the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency Risk - the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk - the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission (the "Commission" or "SEC")). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. The Fund may invest in securities that are not registered (restricted securities) under the Securities Act of 1933, as amended ("Securities Act").

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund's ability to conduct portfolio transactions in such securities.

The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

LIQUIDITY PUTS OR CALLS. A Fund may also purchase a permissible instrument or investment together with the right to resell or purchase the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a put, and such a right to purchase is commonly known as a call. The aggregate price which a Fund pays for instruments with puts or calls may be higher than the price which otherwise would be paid for the instruments. The purpose of this practice is to permit a Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. A Fund may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. A Fund may choose to exercise calls during periods in which funds are available for investment. In determining whether to exercise puts or calls prior to their expiration date and in selecting which puts or calls to exercise in such circumstances, the Manager considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or calls, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in a Fund.

MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

Mortgage-backed securities can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon fixed rate mortgages.

Generally, adjustable rate mortgage securities ("ARMs") have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities ("FRMs") is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

Most mortgage-backed securities are issued by federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the Federal Housing Finance Agency ("FHFA"), each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2009 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities. In addition to placing the companies in conservatorship, the U.S.Treasury announced at that time three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S.Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that Fannie Mae's or Freddie Mac's liabilities have exceeded its assets under generally accepted accounting principles, the U.S.Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. As of September 30, 2009, Fannie Mae and Freddie Mac have issued to the U.S. Treasury PSPAs with an aggregate liquidation preference of $60.9 billion and $51.7 billion, respectively. Second, the U.S. Treasury established a new secured lending credit facility that was available to Fannie Mae and Freddie Mac until December 31, 2009. Third, the U.S.Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, that expired on December 31, 2009. As of September 30, 2009, the U.S. Treasury held $176 billion of mortgage-backed securities issued by Fannie Mae and Freddie Mac. No assurance can be given that the U.S.Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful or that the termination of such initiative will not adversely affect such security.

REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC pursuant to an order of the Securities and Exchange Commission (the "Commission" or "SEC"). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

SECURITIES LENDING. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3 % of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay receiving additional collateral or in recovery and in some cases loss of all rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or "IO" security) and the other to receive the principal payments (the principal only or "PO" security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. No Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

U.S. GOVERNMENT SECURITIES. The Fund may invest in adjustable rate and fixed rate U.S. government securities. U.S. government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. U.S. government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. government guarantees do not extend to the yield or value of the securities or the Fund's shares.

Securities issued by agencies of the U.S. government or instrumentalities of the U.S. government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association ("GNMA," or "Ginnie Mae"), the Farmers Home Administration, the Small Business Administration and securities guaranteed under FDIC's Temporary Liquidity Guarantee Program are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") are not backed by the full faith and credit of the U. S. government. Fannie Mae and Freddie Mac each may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the Federal Housing Finance Agency ("FHFA"), each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 5, 2009 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. In addition to placing the companies in conservatorship, the U.S. Treasury announced at that time three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S.Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that Fannie Mae's or Freddie Mac's liabilities have exceeded its assets under generally accepted accounting principles, the U.S.Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. As of September 30, 2009, Fannie Mae and Freddie Mac have issued to the U.S. Treasury PSPAs with an aggregate liquidation preference of $60.9 billion and $51.7 billion, respectively. Second, the U.S.Treasury established a new secured lending credit facility that was available to Fannie Mae and Freddie Mac until December 31, 2009. Third, the U.S.Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, that expired on December 31, 2009. As of September 30, 2009, the U.S. Treasury held $176 billion of mortgage-backed securities issued by Fannie Mae and Freddie Mac. No assurance can be given that the U.S.Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful or that the termination of such initiatives will not adversely affect such securities. The investigations referenced to above, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

The Fund may invest in debt securities that are guaranteed under the FDIC's Temporary Liquidity Guarantee Program ("TLGP"). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012 (or December 31, 2012, depending on when the debt was originally issued). This guarantee does not extend to shares of the Fund itself.

The Fund may also invest in component parts of U.S. government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. government securities.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Trust with respect to the Fund and may not be changed except as described above.

The Fund may not:

1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made; investment securities will not be purchased while borrowings are outstanding.

2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets but only to secure permitted borrowings of money.

3. Make loans to others, except through the purchase of the debt obligations and the repurchase agreements covering government securities and the lending of portfolio securities (limited to 30% of the Fund's total assets).

4. Purchase or sell real estate or real estate mortgage loans.

5. Purchase securities on margin or sell short.

6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs.

7. Underwrite securities of other issuers.

8. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

9. Issue senior securities as defined in the Investment Company Act of 1940, as amended (the 1940 Act) except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

10. Purchase securities on a when-issued basis if, as a result, more than 15% of the Fund's net assets would be committed.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about Fund Directors/Trustees (referred to herein as "Board Members") and Fund Officers is set forth below. Board Members who are not deemed to be "interested persons," as defined in the 1940 Act, are referred to as "Independent Board Members." Board Members who are deemed to be "interested persons" are referred to as "Interested Board Members." The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57
Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).
Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Director of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57
Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57
Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57
President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (62) Board Member & President Portfolios Overseen: 57
President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
(1) The year that each Board Member joined the Fund's Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2008; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2008; Stephen P. Munn, 2008; Richard A. Redeker, 1995; Robin B. Smith, 2008; Stephen G. Stoneburn, 2008; Judy A. Rice, Board Member since 2008 and President since 2003.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President
Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (57) Chief Legal Officer
Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary
Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary
Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary
Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer
Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer
Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
(a) Excludes Ms. Rice, an interested Board Member who also serves as President.

(1) The year that each individual became a Fund officer is as follows: Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Grace C. Torres, 1996; Valerie Simpson, 2007; Theresa C. Thompson, 2008; Peter Parrella, 2007, M. Sadiq Peshimam, 2006; Noreen M. Fierro, 2006.

Explanatory Notes to Tables:

  Board Members are deemed to be "Interested," as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
  Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
  There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
  "Other Directorships Held" includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (that is, "public companies") or other investment companies registered under the 1940 Act.
  "Portfolios Overseen" includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.

Compensation of Board Members and Officers. Pursuant to a Management Agreement with each Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Board Members.

Each Fund pays each of its Independent Board Members annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.

Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, a Fund accrues deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. A Fund's obligation to make payments of deferred Board Members' fees, together with interest thereon, is a general obligation of the Fund. No Fund has a retirement or pension plan for its Board Members.

The following table sets forth the aggregate compensation paid by the Fund for the most recently completed fiscal year to the Independent Board Members for service on the Fund Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are "interested persons" of the Fund (as defined in the 1940 Act) do not receive compensation from PI-managed funds and therefore are not shown in the following table.

Compensation Received by Independent Board Members**
Name	Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year*
Kevin J. Bannon	$2,334	None	None	$179,000(34/57)*
Linda W. Bynoe**	$2,404	None	None	$184,000(34/57)*
David E.A. Carson (1)	$2,423	None	None	$185,000(34/57)*
Michael S. Hyland	$2,316	None	None	$177,000(34/57)*
Robert E. La Blanc (1)	$2,400	None	None	$184,000(34/57)*
Douglas H. McCorkindale**	$2,393	None	None	$183,000(34/57)*
Stephen P. Munn	$2,334	None	None	$179,000(34/57)*
Richard A. Redeker	$2,413	None	None	$184,000(34/57)*
Robin B. Smith**	$2,634	None	None	$203,000(34/57)*
Stephen G. Stoneburn**	$2,333	None	None	$178,000(34/57)*
(1) Messrs. Carson and La Blanc retired from the Board effective December 31, 2009.

Explanatory Notes to Board Member Compensation Table
*Shows number of funds/portfolios in existence as of the most recently completed calendar year, excluding funds that have merged into another fund or liquidated during the year.
**Although the last column shows the total amount paid to Board Members from the PI-managed funds during the most recently completed calendar year, such compensation was deferred at the request of certain Board Members, in total, or in part, under the Fund's deferred fee agreement. The losses in 2009 on amounts deferred through the end of the most recently completed calendar year amounted to $16,856, $664,926, $1,006,235, and $245,281 for Ms. Bynoe, Mr. McCorkindale, Ms. Smith and Mr. Stoneburn, respectively.
***Board Members and officers who are "interested persons" of the Fund (as defined in the 1940 Act) do not receive compensation from the Fund and therefore are not shown in the compensation table.

Board Committees. The Board has established three standing committees in connection with governance of the Fund—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee:
The Audit Committee consists of Messrs. Munn (Chair), Bannon, Ms. Bynoe and Ms. Smith (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.

Nominating and Governance Committee:
The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. McCorkindale, Mr. Stoneburn, Mr. Hyland, and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund's website.

JennisonDryden and Target Investment Committees:
In September 2005, the Board of each Fund in the Prudential retail mutual funds complex formed joint committees to review the performance of each Fund in the fund complex. The JennisonDryden Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Target Investment Committee reviews the performance of funds whose subadvisers are not affiliates of the Manager. Each Committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two Committees. In addition, Ms. Rice, Interested Board Member, sits on a Committee.

The JennisonDryden Investment Committee consists of Mses. Bynoe (Chair) and Rice and Messrs. Bannon and Munn. The Target Investment Committee consists of Messrs. Hyland, McCorkindale, Redeker, Stoneburn (Chair) and Ms. Smith. The number of JennisonDryden and Target Investment Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.

Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case in care of the specified Fund(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's Manager) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an "interested person." Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Board Committee Meetings (for most recently completed fiscal year)
Fund Name	Audit Committee	Nominating & Governance Committee	JennisonDryden Investment Committee
Dryden Government Securities Trust (Money Market Series)	3	3	3

Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PI-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.

Independent Board Member Share Ownership
Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Fund Complex
Kevin J. Bannon	None	Over $100,000
Linda W. Bynoe	None	Over $100,000
Michael S. Hyland	None	Over $100,000
Douglas H. McCorkindale	None	Over $100,000
Stephen P. Munn	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Interested Board Member Share Ownership
Judy A. Rice	None	Over $100,000
None of the Independent Board Members, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund(s) or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund(s) as of the most recently completed calendar year.

Shareholder Communications with Board Members. Shareholders can communicate directly with Board Members by writing to the Chair of the Board, c/o the Fund, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

MANAGEMENT & ADVISORY ARRANGEMENTS

Manager. The Manager of the Fund is Prudential Investments LLC ("PI," or the "Manager"), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the JennisonDryden mutual funds. See "How the Fund is Managed" in the Fund's Prospectus. As of November 30, 2009, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $110 billion.

PI is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). Prudential Mutual Fund Services LLC ("PMFS" or the "Transfer Agent"), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

Pursuant to a Management Agreement with the Fund (the "Management Agreement"), PI, subject to the supervision of the Fund's Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian (the "Custodian") and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

  the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Independent Board Members;
  all expenses incurred by the Manager or a Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and
  the fees, costs and expenses payable to any investment subadviser(s) pursuant to a Subadvisory Agreement(s) between PI and such investment subadviser(s).

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses:

  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;
  the fees and expenses of Independent Board Members;
  the fees and certain expenses of the Custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;
  the charges and expenses of the Fund's legal counsel and independent auditors;
  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;
  all taxes and corporate fees payable by the Fund to governmental agencies;
  the fees of any trade associations of which the Fund may be a member;
  the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;
  the cost of fidelity, directors and officers and errors and omissions insurance;
  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;
  allocable communications expenses with respect to investor services and all expenses of shareholders' and Board meetings and of preparing, printing and mailing reports and notices to shareholders; and
  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Management Agreement are computed daily and paid monthly. The table below sets forth the applicable fee rate and the management fees received by PI from the Fund for the indicated fiscal years.

Management Fees Paid by Dryden Government Securities Trust
Fee Rate	2009	2008	2007
0.40% to $1 billion; 0.375% over $1 billion to $1.5 billion; 0.35% over $1.5 billion	$735,530	$1,182,838	$1,065,990

Subadviser(s). PI has entered into a Subadvisory Agreement with the investment subadviser (Subadviser(s)). The Subadvisory Agreement(s) provides that the Subadviser(s) will furnish investment advisory services in connection with the management of each Fund. In connection therewith, the Subadviser(s) is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement(s), the Subadviser(s), subject to the supervision of PI, is responsible for managing the assets of a Fund in accordance with the Fund's investment objectives, investment program and policies. The Subadviser(s) determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services.

The Subadvisory Agreement(s) provide that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement(s) may be terminated by a Fund, PI, or the Subadviser(s) upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreements provide that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. For the years 2007, 2008 and 2009, Prudential Investment Management, Inc. (PIM) is reimbursed by PI for its direct costs, excluding profit and overhead, incurred by PIM in furnishing investment advisory services.

Subadvisory Fees Paid by PI: Dryden Government Securities Trust
Fee Rate	2009	2008	2007
0.200% to $1 billion; 0.169% on next $500 million; 0.140% over $1.5 billion	$601,532	$591,419	$532,995
OTHER SERVICE PROVIDERS

Custodian. The Bank of New York Mellon Corporation (BNY), One Wall Street, New York, New York 10286, serves as Custodian for Fund portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent. Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Fund and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

PNC Global Investment Servicing (U.S.) Inc. (PNC) serves as sub-transfer agent to the Fund. PMFS has contracted with PNC, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate PNC for such services.

For the most recently completed fiscal year, the Fund incurred the following approximate fees for services provided by PMFS:

Fees Paid to PMFS
Fund Name	Amount
Money Market Series	$245,100

Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as the Fund's independent registered public accounting firm for the fiscal years ended November 30, 2009, 2008, 2007, 2006, and 2005, and in that capacity will audit the annual financial statements for the Fund for the next fiscal year.

INFORMATION ON SALES CHARGES & DISTRIBUTION-RELATED EXPENSES

Distributor. Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.

Pursuant to a Distribution and Service Plan for Class A shares (the Class A Plan) adopted pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed or paid for by the Fund.

The expenses incurred under the Class A Plan include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

Under the Class A Plan, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of Fund shares and the maintenance of related shareholder accounts.

The Class A Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A Plan or in any agreement related to the Plan (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Class A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Class A Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. The Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under the Plan if it is terminated or not continued.

Pursuant to the Class A Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

In addition to distribution and service fees paid by the Fund under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Class A Sales Charge and Distribution Expense Information. Under the Plan, a Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .125 of 1% of the average daily net assets of the Class A shares. The Plan provides that (1) up to .125 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .125 of 1%) may not exceed .125 of 1% of the average daily net assets of the Class A shares. The Prospectus discusses any contractual or voluntary fee waivers that may be in effect.

For the most recently completed fiscal year, the Distributor received payments under the Plan. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class A shares. The amounts received by the Distributor are detailed in the table below.

Payments Received by Distributor: Dryden Government Securities Trust
CLASS A DISTRIBUTION AND SERVICE (12B-1) FEES	$61,959

Amounts Spent by Distributor: Dryden Government Securities Trust
Share Class	Printing & Mailing of Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives & Other Expenses	Overhead Costs	Total Amount Spent by Distributor
CLASS A	$0	$257,468	$0	$ 257,468
Fee Waivers and Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor may from time to time waive a portion of its distribution and service (12b-1) fees as described in the Prospectus. Fee waivers and subsidies will increase a Fund's total return.

Payments to Financial Services Firms. As described in the Fund's Prospectus, the Manager or certain of its affiliates (but not the Distributor) have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.

The list below includes the names of the firms (or their affiliated broker/dealers) that received from the Manager, and/or certain of its affiliates, revenue sharing payments of more than $10,000 in calendar year 2009 for marketing and product support of the Fund(s) and other JennisonDryden funds as described above.

  1st Global Capital Corp.
  ADP Retirement
  AIG Network
  Ameriprise Financial Services
  Ascensus (formerly BISYS Retirement Services Inc.)
  Citigroup Global Markets, Inc. (Smith Barney)
  CitiStreet LLC
  Diversified Investment Advisors
  Expert Plan, Inc.
  Fidelity - Retirement Funds Network
  Fidelity Management Trust Company
  Financial Network Investment Corporation
  GWFS Equities, Inc.
  ING Financial Partners, Inc.
  John Hancock Life Insurance Company
  J.P. Morgan Retirement Plan Services
  Lincoln Retirement Services
  Linsco/Private Ledger Corp. (LPL Financial Services)
  Mercer HR Solutions
  Merrill Lynch Retirement
  Merrill Lynch Pierce, Fenner & Smith
  Mid Atlantic Capital Corp.
  Morgan Stanley ADP
  Morgan Stanley DW Inc.
  MSCS Financial Services LLC
  Multi-Financial Securities Corporation
  Nationwide Financial Services, Inc.
  NYLife Distributors, Inc.
  Oppenheimer & Co.
  Princeton Retirement Group, Inc.
  Principal Life Insurance Company
  Pruco Securities LLC
  Raymond James Financial Services, Inc.
  RBC Capital Markets
  Security Benefit
  Standard Insurance Company
  T. Rowe Price Retirement Plan Services, Inc.
  TD Ameritrade Trust Company
  UBS
  UVEST Financial Services Group, Inc.
  Wells Fargo Advisors, LLC
  Wells Fargo Retirement Advisors

PORTFOLIO TRANSACTIONS & BROKERAGE

The Fund has adopted a policy pursuant to which the Fund and its Manager, Subadviser(s) and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. Each Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits a Fund, the Manager and the Subadviser(s) to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of a Fund and is not influenced by considerations about the sale of Fund shares. For purposes of this section, the term "Manager" includes the Subadviser.

The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, one of the Manager's affiliates (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

In the over-the-counter market ("OTC"), securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the Commission.

In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research-related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research-oriented computer software and services, reports concerning the performance of accounts, valuations of securities, investment-related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, an affiliate may act as a broker or futures commission merchant for the Fund. In order for an affiliate of the Manager to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Exchange Act, an affiliate may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. The affiliate must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by the affiliate from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the affiliate by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The table(s) below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to any affiliate for the indicated fiscal years or periods:

Brokerage Commissions Paid by the Fund ($) (Fiscal years ended November 30)
Money Market Series	2009	2008	2007
Total brokerage commissions paid by the Fund	None	None	None

The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of the most recently completed fiscal year. As of the most recently completed fiscal year, the Fund held the following securities of its regular brokers and dealers.

Broker-Dealer Securities Holdings ($) (as of most recently completed fiscal year)
Money Market Series	Equity or Debt	Amount
Banc of America Securities LLC	D	$25,335,000
Citigroup Global Markets, Inc.	D	$15,003,020
Goldman Sachs & Co.	D	$10,022,692
JPMorgan Chase & Co.	D	$10,000,000
ADDITIONAL INFORMATION

Fund History. The Trust was organized under the laws of Massachusetts on September 22, 1981 as an unincorporated business trust, a form of organization that is commonly known as a Massachusetts business trust. During the Trust's fiscal year ended November 30, 2001, the Board of Trustees (the Board) and the shareholders of Short-Intermediate Term Series approved a proposal in which the Short-Intermediate Term Series merged into Prudential Government Income Fund, Inc. The merger was consummated during the Trust's fiscal year ended November 30, 2001, and as a result, the Short-Intermediate Term Series ceased to exist. The Board approved changing the name of the Trust from Prudential Government Securities Trust to Dryden Government Securities Trust and the name of the Money Market Series to Dryden Government Securities Trust-Money Market Series; these changes became effective as of July 7, 2003.

Description of Shares and Organization. The Trust, organized in 1981 as an unincorporated business trust under the laws of Massachusetts, is a trust fund of the type commonly known as a Massachusetts business trust. The Trust's activities are supervised by its Trustees. The Trust's Declaration of Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares in separated series and classes within such series. The Money Market Series is authorized to issue an unlimited number of shares, currently divided into two classes, designated Class A and Class Z.

The shareholders of the Money Market Series are entitled to a full vote for each full share of beneficial interest (par value $.01 per share) held (and fractional votes for fractional shares). Shares of the Fund are entitled to vote as a class only to the extent required by the provisions of the 1940 Act or as otherwise permitted by the Trustees in their sole discretion. Under the 1940 Act, shareholders of the Fund have to approve the adoption of any investment advisory agreement relating to the Series and of any changes in investment policies related thereto.

Each class of shares in the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different expenses which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any manner submitted to shareholders in which the interests of one class differ from the interests of the other class, (3) each class has a different exchange privilege and (4) Class Z shares are offered exclusively for sale to a limited group of investors. Since Class A shares are subject to distribution and/or service expenses, the liquidation proceeds to shareholders of this class are likely to be lower than to Class Z shareholders whose shares are not subject to any distribution and/or service expenses. In accordance with the Declaration of Trust, the Trustees may authorize the creation of additional classes, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees.

PRINCIPAL SHAREHOLDERS

To the knowledge of the Fund, the following persons/entities owned beneficially and/or of record 5% or more of Fund shares as of the date indicated:

Prinicipal Fund Shareholders (as of January 15, 2010)
Shareholder Name	Address	Share Class	No. of Shares / % of Class
First Clearing Trust Company C/O Wachovia Securities, LLC Attn: Jeff Askew	10700 Wheat First Drive Glen Allen, VA 23060	D	92,160,275 / 45.04%
Spiros Segalas	876 Park Ave New York, NY 10021	A	818,093 / 18.89%
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	A	502,711 / 11.61%
Morgan Stanley & Co	Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	A	364,545 / 8.42%
Frontier Trust Company FBO Strategic Investments & Holdings	PO Box 10758 Fargo, ND 58106	A	254,596/ 5.88%
Pershing LLC	PO Box 2052 Jersey City, NJ 07303	A	237,888 / 5.49%
Pims/Prudential Retirement As Nominee For The TTEE/Cust 300137 Jennison Associates	466 Lexington Ave 18th Floor Jennison Associates New York, NY 10017	Z	11,032,390 / 31.54%
Pims/Prudential Retirement As Nominee For The TTEE/Cust Global Imaging Systems	3820 Northdale Blvd Suite 200 A Tampa, FL 33624	Z	10,607,420 / 30.33%
Pims/Prudential Retirement As Nominee For The TTEe/Cust Toll Bros 401(K) Savings Plan		Z	8,977,448 / 25.67%
As of the date of this SAI, the Directors and Officers of the Fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Fund.

FINANCIAL STATEMENTS

The financial statements for Dryden Government Securities Trust for the fiscal year ended November 30, 2009 incorporated in this SAI by reference to the Fund's 2009 annual report to shareholders (File No. 811-03264), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm.

You may obtain a copy of the annual report at no charge by request to the Fund by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Share Classes. A Fund may offer shares of one or more classes to investors. Not every Fund may offer every share class described in this SAI, and investors should consult their Fund's prospectus for specific information concerning the share classes that are available to them.

Shares of a Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge (if applicable) which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares, in certain circumstances). Class R, Class Y and Class Z shares of a Fund are offered to a limited group of investors at NAV without any sales charges.

Certain Funds may also offer additional or different classes of shares, including Class F, Class I, Class L, Class M, Class R and Class X shares. Specific information with respect to these share classes is set forth in the applicable Fund's prospectus and SAI.

For more information, see "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.

Purchase by Wire. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, Fund name, class election (if applicable), dividend distribution election, amount being wired and wiring bank. PMFS will also furnish you with instructions for wiring the funds from your bank to the Fund's Custodian.

If you arrange for receipt by the Custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase order by wire, you should wire the Fund's Custodian directly and should be sure that the wire specifies the Fund name, the share class to be purchased, your name, individual account number, Direct Deposit Account (DDA) Number and the Fund's Bank Account registration. You do not need to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.

Issuance of Fund Shares for Securities. Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's Manager.

Multiple Accounts. An institution may open a single master account by filing an application with PMFS, signed by personnel authorized to act for the institution. Individual subaccounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice. Procedures will be available to identify subaccounts by name and number within the master account name. The foregoing procedures would also apply to related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent). The investment minimums as set forth in the relevant Prospectus under "How to Buy and Sell Shares of the Fund—How to Buy Shares" are applicable to the aggregate amounts invested by a group, and not to the amount credited to each subaccount.

Reopening an Account. Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application, at any time during the calendar year the account is closed, provided that the information on that application is still applicable.

Restrictions on Sale of Fund Shares. A Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except at times (1) when the the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Redemption in Kind. The Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission and procedures adopted by the Board of Directors. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described under "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus, may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge). The Distributor, your broker or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings.

Sale of Shares. You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (CDSC), as described in "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually, 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, Rhode Island 02940, to the Distributor or to your broker.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940, to the Distributor or to your broker.

Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 7 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, (4) are to be paid to a corporation, partnership, trust or fiduciary, or (5) are to be paid due to the death of the shareholder or on behalf of the shareholder, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be medallion signature guaranteed. The medallion signature guarantee must be obtained from an authorized officer of a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized medallion programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. The Transfer Agent also reserves the right to request additional information from, and make reasonable inquires of, any institution that provides a medallion signature guarantee. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a medallion signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $100 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $100, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. The money would generally be received by your bank within one business day of the redemption. Redemption proceeds of less than $500 will be sent by ACH to your bank which must be a member of the Automated Clearing House (ACH) system. The money would generally be received by your bank within three business days of the redemption. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund-Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS.

Involuntary Redemption. If the value of your account with PMFS is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. The involuntary sale provisions do not apply to: (i) an individual retirement account (IRA) or other qualified or tax-deferred retirement plan or account, (ii) Automatic Investment Plan ("AIP") accounts, employee savings plan accounts or payroll deduction plan accounts, (iii) accounts with the same registration associated with multiple share classes within the Fund, or (iv) clients with assets more than $50,000 across the JennisonDryden family of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors.

Small Account Maintenance Fee. In order to offset the disproportionate effect (in basis points) of expenses associated with servicing small balance accounts, if the value of your account with PMFS is less than $2,500, a $15 annual small account maintenance fee will be deducted from your account. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts or accounts for which the dealer is responsible for recordkeeping, (iii) institutional accounts, (iv) group retirement plans (including SIMPLE IRA plans, profit-sharing plans, money purchase pension plans, Keogh plans, defined compensation plans, defined benefit plans and 401(k) plans), (v) AIP accounts or employee savings plan accounts, (vi) accounts with the same registration associated with multiple share classes within the Fund, or (vii) clients with assets of more than $50,000 across the JennisonDryden family of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors.

90 Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption in Class A, Class B or Class C will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge (CDSC). Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. (Note: For Dryden Short-Term Corporate Bond Fund only, investors who purchase $1 million or more of Class A shares and then sell these shares within 18 months of purchase are subject to a 0.50% CDSC).

The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent. In the case of (ii), we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period (or a four-year period in the case of Short-Term Corporate Bond Fund, Inc.). Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares (or four years in the case of Short-Term Corporate Bond Fund, Inc. Class B shares), and 12 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. The CDSC will be calculated from the date of the initial purchase, excluding the time shares were held in Class B, Class F or Class C shares of a money market fund. See "Shareholder Services - Exchange Privileges" below.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B and Class F shares (four years in the case of Dryden Short-Term Bond Fund, Inc.) and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of CDSC – Class B and Class F Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2. The distribution form must be signed by the shareholder.

Finally, the CDSC will be waived to the extent you exchange your shares for shares of other JennisonDryden mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund. See "Shareholder Services – Exchange Privileges," below, for more information regarding the Exchange Privilege.

Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold of 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In addition, the CDSC will be waived on redemptions of shares held by Board Members of the Fund.

You must notify PMFS either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC and provide PMFS or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

PMFS reserves the right to request such additional documents as it may deem appropriate.

Waiver of CDSC – Class C Shares. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential Retirement at (800) 353-2847.

Automatic Conversion of Class B, Class F, Class M and Class X Shares. Class B, Class F, Class M and Class X shares will automatically convert to Class A shares on a quarterly basis approximately seven years (five years in the case of Dryden Short-Term Corporate Bond Fund), seven years, eight years and ten years, respectively, after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

The number of Class B, Class F, Class M and Class X shares eligible to convert to Class A shares will be the total number of shares that have completed their Class B, Class F, Class M and Class X aging schedule (including any time spent at 0% liability), plus all shares acquired through the reinvestment of dividends for Class B and Class F shares and a proportionate number of shares acquired through reinvestment of dividends for Class M and Class X shares.

Since annual distribution-related fees are lower for Class A shares than Class B, Class F, Class M and Class X shares, the per share NAV of the Class A shares may be higher than that of the Class B, Class F, Class M and Class X shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B, Class F, Class M and Class X shares converted.

For purposes of calculating the applicable holding period for conversions, for Class B and Class F shares previously exchanged for shares of a money market fund, the time period during which such shares were held in a money market fund will be excluded for the Class B and Class F shares. For example, Class B and Class F shares held in a money market fund for one year would not convert to Class A shares until approximately eight years. Class B and Class F shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchaser of such shares.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class F, Class I, Class L, Class M, Class R, Class X, Class Y and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event for federal income tax purposes. The conversion of Class B, Class F, Class M and Class X shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B, Class F, Class M and Class X shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the tax consequences of the conversion or exchange of shares.

NET ASSET VALUE

The Fund's NAV per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares.

The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board of Directors to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the Commission. The remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of a Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of NAV per share by using available market quotations.

The Fund computes its NAV at the close of regular trading on the NYSE, (usually 4:00 PM New York time), on each day the NYSE is open for trading. In the event that the NYSE closes before 4:00p.m., you will receive the following day's NAV if your order to sell is received after the NYSE closes. The NYSE is closed on most national holidays and on Good Friday. The Fund may not determine its NAV on days when no orders to purchase, sell or exchange Fund shares have been received or days on which changes in the value of the Fund's securities do not materially affect the NAV.

SHAREHOLDER SERVICES

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. Share certificates are no longer to be issued for shares of the Fund. The Fund makes available to its shareholders the following privileges and plans:

Automatic Reinvestment of Dividends and/or Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the transfer agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or the proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privileges. Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden mutual funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for federal income tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

It is contemplated that the exchange privilege may be applicable to new JennisonDryden mutual funds, the shares of which may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificated form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to authenticate your account. A written confirmation of the exchange transaction will be sent to you. Neither a Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through a brokerage firm, you must exchange your shares by contacting your financial adviser.

If you hold share certificates, the certificates must be returned in order for the shares to be exchanged. See "Purchase, Redemption and Pricing of Fund Shares—Sale of Shares" above.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

Class A shares: Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege: Dryden Government Securities Trust (Money Market Series); and MoneyMart Assets, Inc. (Class A shares).

Participants in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund "wrap" or asset allocation programs or mutual fund "supermarket" programs, for which a Fund is an available option, may have their Class A shares, if any, exchanged for Class Z shares of the Fund, if available as an investment option, when they elect to have those assets become a part of the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) may be exchanged for Class A shares of the Fund at net asset value if Class Z shares are not available to the shareholder as an investment option outside the program. Contact your program sponsor or financial intermediary with any questions.

Class B, Class C and Class F shares: Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, and Class F shareholders may exchange their Class F shares for Class B shares of certain other JennisonDryden mutual funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange, excluding any time Class B, Class C or Class F shares were held in a money market fund.

Class B, Class C and Class F shares of a Fund may also be exchanged for shares of MoneyMart Assets, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. For purposes of calculating the seven year holding period applicable to the Class B and Class F conversion feature, the time period during which Class B and Class F shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C or Class F exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C or Class F shares of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C or Class F exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C or Class F shares of other funds without being subject to any CDSC.

Class L shares: Shareholders of a Fund may exchange their Class L shares for Class L shares of certain other JennisonDryden or Strategic Partners mutual funds. No fee or sales load will be imposed upon the exchange.

Class M shares: Shareholders of a Fund may exchange their Class M shares for Class M shares of certain other JennisonDryden or Strategic Partners mutual funds. No fee or sales load will be imposed upon the exchange. Shares of any fund participating in the Class M or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class M shares of other funds without being subject to any CDSC.

Class X shares: Shareholders of a Fund may exchange their Class X shares for Class X shares of certain other JennisonDryden or Strategic Partners mutual funds. No fee or sales load will be imposed upon the exchange. Shares of any fund participating in the Class X or Class X exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class X shares of other funds without being subject to any CDSC.

Class R shares: Class R shares may be exchanged for Class R shares of other JennisonDryden or Strategic Partners mutual funds.

Class Z shares: Class Z shares may be exchanged for Class Z shares of other JennisonDryden mutual funds.

Shareholders who qualify to purchase Class Z shares may have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares upon notification. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wells Fargo Advisors, Pruco Securities, LLC or another broker that they are eligible for this special exchange privilege.

Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Wells Fargo Advisors' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wells Fargo Advisors 401(k) Plan following separation from service ( i.e. , voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden mutual funds are available from the Transfer Agent, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on sixty days' notice, and any Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Automatic Investment Plan (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available to shareholders through the Distributor, the Transfer Agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A and Class L (in certain instances), Class B, Class C, Class F, Class M or Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time.

Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain instances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Mutual Fund Programs. From time to time, a Fund may be included in a mutual fund program with other JennisonDryden mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

Tax-Deferred Retirement Programs. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

TAXES, DIVIDENDS AND DISTRIBUTIONS

The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax adviser concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net tax-exempt income and investment company taxable income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. If a Fund has a capital loss carryforward, the amount and duration of any such capital loss carryforward will be set forth at the end of this section.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (as such term is defined in the Code).

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than United States government securities or securities of other regulated investment companies), or two or more issuers (other than securities of other regulated investment companies) of which the Fund owns 20% or more of the voting stock and which are engaged in the same, similar or related trades or businesses or (y) one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. A Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any year a Fund does not qualify as a regulated investment company, or fails to meet the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) for taxable years beginning prior to January 1, 2011, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be subject to taxation on any net built-in-gains (i.e., the excess of the aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) recognized for a period of ten years, or, under certain circumstances, may have to recognize and pay tax on such net built-in-gain, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to borrow money or liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. A Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the Distribution Requirement. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules. The foregoing concepts are explained in greater detail in the following paragraphs.

Gains or losses on sales of stock or securities by a Fund generally will be treated as long-term capital gains or losses if the stock or securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the stock or securities. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses.

If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option.

Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund's hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the Distribution Requirement referred to above. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the Distribution Requirement. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other securities and use the proceeds to make distributions to satisfy the Distribution Requirement.

Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year, that is, treated as having been sold at the fair market value on the last business day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the Distribution Requirement referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions from current earnings and profits, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

If the Fund holds (directly or indirectly) one or more "tax credit bonds" (defined below) on one or more specified dates during the Fund's taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a "qualified tax credit bond" (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified zone academy bond, or a qualified school construction bond, each of which must meet certain requirements specified in the Code), a "build America bond" (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. If the Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder's proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to the shareholder's proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

A Fund may make investments in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the Distribution Requirement, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

A Fund may invest in real estate investment trusts ("REITs"). Such Fund's investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income. REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive.

Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in Section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will be subject to an excise tax equal to 100% of such unrelated business taxable income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Fund Distributions. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Dividends paid by a Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Dividends paid by a Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, are generally exempt from income tax in that state. However, income from municipal securities from other states generally will not qualify for tax-free treatment. The U.S. Supreme Court ruled on May 19, 2008 that cities and states may continue to provide a tax exemption for interest on in-state municipal bonds while taxing interest on out-of-state bonds.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund will not be deductible for U.S. federal income tax purposes to the extent it relates to exempt-interest dividends received by a shareholder. If a shareholder receives exempt interest dividends with respect to any share of a Fund and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. In addition, the receipt of dividends and distributions from a Fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to the federal "branch profits" tax, or the federal "excess net passive income" tax. A Fund may either retain or distribute to shareholders its net capital gain (i.e., excess net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held its shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any distribution in excess of such tax basis will be treated as gain from the sale of its shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares. A shareholder will generally recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund or substantially identical stock or securities within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares (1) pursuant to a reinvestment right received upon the purchase of the original shares and (2) at a reduced load charge (i.e., sales or additional charge), then any load charge incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing gain or loss upon the sale of such shares, to the extent the original load charge does not exceed any reduction of the load charge with respect to the acquisition of the subsequent shares. To the extent the original load charge is not taken into account on the disposition of the original shares, such charge shall be treated as incurred in connection with the acquisition of the subsequent shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain dividends received on (or undistributed long-term capital gains credited with respect to) such shares.

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum federal income tax rate of 15%, and thereafter at a maximum 20% rate, where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding. A Fund will be required in certain cases to withhold and remit to the U.S. Treasury a portion of all dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided the Fund with either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service ("IRS") for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Shareholders. Dividends paid to a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, net capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

The foregoing applies when the foreign shareholder's income from a Fund is not effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividend income, net capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Foreign shareholders of a Fund must generally treat a distribution attributable to a distribution received by a Fund from a REIT as real property gain if 50% or more of the value of a Fund's assets is invested in REITs and other U.S. real property holding corporations. The Fund is required to withhold a 35% tax on a distribution to a foreign shareholder attributable to real property gain, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and create a branch profits tax liability for foreign corporate shareholders. Under a de minimis exception to this rule, if the foreign shareholder has not held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving real property gain. There are also certain additional restrictions regarding the use of wash sales and substitute payments.

Disposition of Fund shares by foreign shareholders will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of a Fund's assets are invested in REITs and other U.S. real property holding corporations and the foreign shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2010, distributions that a Fund designates as "short-term capital gains dividends" or "long-term capital gains dividends" may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

Foreign Taxes. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

If the Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "general" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met at both the Fund and the shareholder levels.

A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

State and Local Tax Matters. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gains distributions from regulated investment companies and other items may differ from federal income tax rules. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

A Fund's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the Commission on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. A Fund's annual and semi-annual reports are posted on the Fund's website at www.jennisondryden.com (for the JennisonDryden Funds) or at www.prudential.com (for certain other funds, including The Target Portfolio Trust and the Target Asset Allocations Funds, advised by Prudential Investments LLC). A Fund's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters, and may be accessed at www.sec.gov.

A Fund generally posts on its website a detailed list of the Fund's portfolio holdings as of the end of each calendar month within approximately 30 days following the end of the month. A Fund's detailed list of portfolio holdings will generally remain available on the Fund's website for approximately one month, at which time the list will be replaced. (Note: The Target Portfolio Trust and the Target Asset Allocation Funds do not post portfolio holdings as of the end of each calendar month). In addition, a Fund may also release its top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website and will generally be available for viewing until replaced at the end of the subsequent quarter.

Portfolio holdings information which appears on a Fund's website may also be made available in printed form.

When authorized by a Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above.

The Fund has entered into ongoing arrangements to make available information about the Fund's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Fund's shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail, staleness). The request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Fund's custodian bank(s).

As of the date of this SAI, each Fund will provide:

1. Traditional External Recipients/Vendors

  Full holdings on a daily basis to RiskMetrics Group and Glass, Lewis & Co. (proxy voting administrator/agents) at the end of each day;
  Full holdings on a daily basis to RiskMetrics Group (securities class action claims administrator) at the end of each day;
  Full holdings on a daily basis to a Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;
  Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and
  Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

  Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;
  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;
  Full holdings on a daily basis to FactSet Research Systems Inc. and Lipper, Inc. (investment research providers) at the end of each day;
  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected JennisonDryden Funds only);
  Full holdings on a daily basis to Electra Information Systems, Inc. (Target Portfolio Trust -- Small Capitalization Growth Portfolio -- securities managed by Ashfield only);
  Full holdings to Frank Russell Company (investment research provider) at the end of each month (Jennison Small Company Fund only);
  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Jennison Growth Fund and certain other selected JennisonDryden Funds only);
  Full holdings on a daily basis to Brown Brothers Harriman & Co. (operations support) (Dryden Financial Services Fund only);
  Full holdings on a weekly basis to Investment Technology Group, Inc. (analytical service provider) (Dryden Financial Services Fund only); and
  Full holdings on a daily basis to State Street Bank & Trust Company (operations service provider) (Dryden Financial Services Fund only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by a Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

Also, affiliated shareholders may, subject to execution of a non-disclosure agreement, receive current portfolio holdings for the sole purpose of enabling the Fund to effect the payment of the redemption price to such shareholder in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with the rules of the Commission and procedures adopted by the Board of Directors. For more information regarding the payment of the redemption price by a distribution in kind of securities from the investment portfolio of the Fund, see "Purchase, Redemption and Pricing of Fund Shares--Redemption in Kind."

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over a Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that a Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

PROXY VOTING

The Board has delegated to each Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. Each Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to each Fund's Subadviser(s) the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ending June 30 is available without charge on the Fund's website and on the Commission's website at www.sec.gov.

A summary of the proxy voting policies of the Subadviser(s) is set forth in the Appendix to this SAI.

CODES OF ETHICS

The Board of Directors of each Fund has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

APPENDIX I: DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.
  High rates of return on funds employed.
  Conservative capitalization structure with moderate reliance on debt and ample asset protection.
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

FITCH RATINGS LTD.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

International Short-Term Credit Ratings

F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.

Plus (+) or Minus (-): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISER

Prudential Investment Management, Inc. (PIM)

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (PIM) is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units. Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below. A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit. In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income. As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

  a proposal regarding a merger, acquisition or reorganization, a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors. This asset management unit invests primarily in real estate and real estate-related interests. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

  a proposal regarding a merger, acquisition or reorganization, a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

PART C
OTHER INFORMATION

Item 23. Exhibits.

(a)(1) Declaration of Trust as amended and restated on September 6, 1988 of the Registrant. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998 (File No. 333-111750).

(2) Amendment to Declaration of Trust dated March 1, 1991. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998 (File No. 333-111750).

(3) Amendment to Declaration of Trust, dated July 7, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 36 to the Registration Statement filed on Form N-1A via EDGAR on February 19, 2004 (File No. 333-111750).

(4) Amended and Restated Certificate of Establishment and Designation of Series of Shares of Beneficial Interest, $.01 Par Value. Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 33 to the Registration Statement filed on Form N-1A via EDGAR on October 23, 2002 (File No. 333-111750).

(5) Amended Certificate of Designation dated November 30, 2004. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 37 to the Registration Statement filed on Form N-1A via EDGAR on January 6, 2005 (File No. 333-111750).

(b) Amended and Restated By-Laws of the Registrant dated December 3, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 36 to the Registration Statement filed on Form N-1A via EDGAR on February 19, 2004 (File No. 333-111750).

(c)(1) Specimen certificate for shares of beneficial interest issued by the Registrant. Incorporated by reference to Exhibit No. (c)(1) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on March 29, 1999 (File No. 333-111750).

(2) Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 333-111750).

(d)(1) Management Agreement dated August 9, 1988, as amended on November 19, 1993, between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 333-111750).

(2) Subadvisory Agreement dated August 9, 1988, between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998 (File No. 333-111750).

(3) Amendment to Subadvisory Agreement dated November 18, 1999, between Prudential Investments Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 2000 (File No. 333-111750).

(e)(1) Distribution Agreement with Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (e)(i) to Post-Effective Amendment No. 28 to the Registration Statement filed on Form N-1A via EDGAR on January 28, 1999.

(2) Dealer Agreement. Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 28 to the Registration Statement filed on Form N-1A via EDGAR on January 28, 1999.

(f) Not applicable.

(g) (1) Custodian Contract between the Registrant and The Bank of New York (BNY) dated June 6, 2005. Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 39 to the Registration Statement filed on Form N-1A via EDGAR on January 31, 2006 (File No. 333-111750).

(2) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY.  Incorporated by reference to the Prudential World Fund, Inc Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2005.

(3) Amendment dated December 27, 2007 to Custodian Agreement between the Registrant and BNY.  Incorporated by reference to the JennisonDryden Portfolios Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(4) Amendment dated June 30, 2009 to Custodian Agreement between the Registrant and BNY.  Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed via EDGAR on June 30, 2009 (File No. 33-10649).

(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007.  Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(2) Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007.  Incorporated by reference to the JennisonDryden Portfolios Post - Effective Amendment No. 37 to the Registration statement of on Form N1-A as filed with the Commission on December 21, 2007 (File No. 33-9269).

(3) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007.  Incorporated by reference to the Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A as filed with the Commission on January 30, 2009 (File No. 33-50476).

(4) Service Agreement between the Registrant and Prudential Securities Incorporated. Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 33 to the Registration Statement filed on Form N-1A via EDGAR on October 23, 2002 (File No. 333-111750).

(5) Service Agreement between the Registrant and Pruco Securities Corporation. Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 33 to the Registration Statement filed on Form N-1A via EDGAR on October 23, 2002 (File No. 333-111750).

(i) Opinion of Sullivan & Worcester. Incorporated by reference to Exhibit No. (1) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on March 25, 1999 (File No. 333-111750).

(j) Consent of independent registered public accounting firm. Filed herewith.

(k) Not applicable.

(l) Not applicable.

(m)(1) Distribution and Service Plan for Class A Shares, dated December 20, 1990, as amended and restated on July 1, 1993 and August 1, 1995 (Money Market Series and U.S. Treasury Money Market Series). Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 2000 (File No. 333-111750).

(2) Distribution and Service Plan for Class A Shares, dated July 26, 1995, as amended and restated on July 1, 1993 and August 1, 1995 (Short-Intermediate Term Series). Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 2000 (File No. 333-111750).

(n) (1) Rule 18f-3 Plan for Money Market Series. Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996.

(2) Rule 18f-3 Plan for Money Market Series, U.S. Treasury Money Market Series and Short-Intermediate Term Series. Incorporated by reference to Exhibit No. 18(b) to Post-Effective Amendment No. 26 to Registration Statement filed on Form N-1A via EDGAR on February 4, 1997 (File No. 333-111750).

(o) Not applicable.

(p)(1)  Code of Ethics of the Registrant dated January 2009, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A for Dryden Municipal Bond Fund, filed via EDGAR on June 30, 2009 (File No. 33-10649).

(2)  Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager and Distributor, dated January 2009, incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A for Dryden Municipal Bond Fund, filed via EDGAR on June 30, 2009 (File No. 33-10649).

(q) Power of Attorney dated July 1, 2008.  Incorporated by reference to Jennison Natural Resources Fund, Inc. Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (33-15166) filed via EDGAR on July 31, 2008.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 25. Indemnification.

Article V, Section 5.3 of the Registrant’s Amended and Restated Declaration of Trust provides that the Trustees shall provide for indemnification by the Trust of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner not otherwise prohibited or limited by law as the Trustees may provide from time to time in the By-Laws. Section 5.1 also provides that Trustees, officers, employees or agents of the Trust shall not be subject to any personal liability to any other person, other than the Trust or its shareholders, in connection with Trust property or the affairs of the Trust, except liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Section 5.1 also provides that the Registrant will indemnify and hold harmless each shareholder from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder and shall reimburse such shareholder for all expenses reasonably related thereto.

As permitted by Sections 17(h) and (i) of the 1940 Act and pursuant to Article VII of the Fund’s By-Laws (Exhibit (b) to the Registration Statement), in certain cases, an individual who is a present or former officer, Trustee, employee or agent of the Registrant or who serves or has served another trust, corporation, partnership, joint venture or other enterprise in one of such capacities at the request of the Registrant (a representative of the Trust) may be indemnified by the Registrant against certain liabilities in connection with the Registrant provided that such representative acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant, subject to certain qualifications and exceptions including liabilities to the Registrant or to its shareholders to which such representative would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of duties. As permitted by Section 17(i) of the 1940 Act and pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur except liabilities arising from bad faith, gross negligence, in the performance of its duties, willful misfeasance or reckless disregard of duties. Such Article V of the Declaration of Trust, Article VII of the By-Laws, as amended and Section 10 of the Distribution Agreement are hereby incorporated by reference in their entirety. The Trust has purchased an insurance policy insuring its officers and Trustees against certain liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Trust against the cost of indemnification payments to officers and Trustees under certain circumstances.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. Pursuant and subject to the provisions of Article XI of the Registrant’s By-Laws, the Registrant shall indemnify each representative of the Trust against, or advance the expenses of a representative of the Trust for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.

Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Prudential Investment Management, Inc. (PIM), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PI liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. Business and Other Connections of the Investment Adviser.

(a) Prudential Investments LLC (PI)

See "How the Fund is Managed-Manager" in the Prospectuses constituting Part A of this Post-Effective Amendment to the Registration Statement and "Management and Advisory Arrangements" in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of the directors and principal executive officers of PI are listed in Schedules A and D of its Form ADV as currently on file with the Commission (File No. 801-31104), the text of which is hereby incorporated by reference.

(b) Prudential Investment Management, Inc. (PIM).

See "How the Fund is Managed-Investment Subadviser" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of the directors and executive officers of Prudential Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.

Item 27. Principal Underwriter.

(a) Prudential Investment Management Services, LLC (PIMS), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 (the “Distributor,” as previously defined) serves as the principal underwriters and distributors for the Registrant.  The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

PIMS is distributor for Cash Accumulation Trust, Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Dryden Global Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison Mid-Cap Growth Fund, Inc., JennisonDryden Portfolios, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., JennisonDryden Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund and Advanced Series Trust.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS’s sole member (PIFM Holdco, Inc.) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York Mellon Corp. (BNY), 100 Wall Street, New York, New York 10286, Prudential Investment Management, Inc., Gateway Center Two, Newark, NJ 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; and Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY and PMFS.

Item 29. Management Services.

Other than as set forth under the captions “How the Fund Is Managed-Manager”, “-Investment Subadviser” and “-Distributor” in the Prospectus and “Management & Advisory Arrangements,” and “Information on Sales Charges and Distribution-Related Expenses,” in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant’s latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and that it has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 29th day of January, 2010.

DRYDEN GOVERNMENT SECURITIES TRUST

*Judy A. Rice, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                                      Title                                                      Date

*Linda W. Bynoe                                         Trustee

*Douglas H. McCorkindale                        Trustee

*Richard A. Redecker                                  Trustee

*Judy A. Rice                                                President and Trustee (Principal Executive Officer)

*Robin B. Smith                                            Trustee

*Stephen G. Stoneburn                               Trustee

*Kevin J. Bannon                                         Trustee

*Michael S. Hyland                                     Trustee

*Stephen P. Munn                                       Trustee

*Grace C. Torres                                           Treasurer & Principal Financial & Accounting Officer

*By:  /s/ Jonathan D. Shain                        Attorney-in-Fact                                   January 29, 2010
Jonathan D. Shain

Exhibit Index

(j)           Consent of independent registered public accounting firm.